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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) October 3, 1997
                                                          ----------------


                           REPUBLIC INDUSTRIES, INC.
                           -------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                1-13107                                        73-1105145
                -------                                        ----------
              (Commission                                    (IRS Employer
              File Number)                                 Identification No.)


           110 SE 6th Street
           Ft. Lauderdale, FL                                    33301
      ---------------------------                                -----
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code (954) 713-5200
                                                          --------------


                          450 East Las Olas Boulevard
                         Fort Lauderdale, Florida 33301
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets

On October 3, 1997 Republic Industries, Inc. (the "Company") completed the previously announced sale of substantially all of the assets of its electronic security services business segment (the "Security Services Assets") to Ameritech Corporation ("Ameritech") pursuant to an Asset Purchase Agreement among the Company, Republic Security Companies Holding Co., Inc., Republic Security Companies Holding Co. II, Inc., Ameritech and Ameritech Monitoring Services, Inc. dated as of September 26, 1997 (the "Agreement"). Pursuant to the Agreement, the Company sold its Security Services Assets to Ameritech in exchange for cash in the amount of approximately $610 million plus assumption of certain liabilities.

The description contained herein of the sale of the Company's Security Services Assets is qualified in its entirety by reference to the Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

        (b) The pro forma financial information required by this Item 7(b) is incorporated by reference to the unaudited condensed consolidated pro forma financial statements included in Exhibit 99 attached hereto.

        (c)     Exhibits.

                The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.
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                                SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        REPUBLIC INDUSTRIES, INC.




                                        By: /s/ Michael S. Karsner
                                            --------------------------------
                                            Michael S. Karsner
                                            Senior Vice President and
                                            Chief Financial Officer



Date: November 3, 1997
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                               REPUBLIC INDUSTRIES, INC.

                                   EXHIBIT INDEX


     Number and
Description of Exhibit
----------------------

        2.1 Asset Purchase Agreement, dated as of September 26, 1997, among Republic Industries, Inc., Republic Security Companies Holding Co., Inc., Republic Security Companies Holding Co. II, Inc., Ameritech Corporation and Ameritech Monitoring Services, Inc. (incorporated by reference from Exhibit 2.1 to the Company's Current Report on Form 8-K dated October 3, 1997)


         99*    Financial Information

--------------------
*Filed herewith.